Supplement to the May 1, 2011 Prospectus, as supplemented,
                        for the following products:

                        Spinnaker Variable Annuity
                    Spinnaker Advisor Variable Annuity

                    Supplement dated November 3, 2011

Effective December 2, 2011, Federated Capital Income Fund II is changing its name to Federated Managed Volatility Fund II. As a result of this change, any references to Federated Capital Income Fund II in this prospectus are hereby changed to reflect the new name, Federated Managed Volatility Fund II.